Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steve Sanghi, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Microchip Technology Incorporated on Form 10-Q for the quarterly period ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Microchip Technology Incorporated.

By: /s/ Steve Sanghi
Name: Steve Sanghi
Title:  President and Chief Executive Officer
Date:  August 7, 2007

I, Gordon W.  Parnell, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Microchip Technology Incorporated on Form 10-Q for the quarterly period ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Microchip Technology Incorporated.

By: /s/ Gordon W.  Parnell
Name: Gordon W.  Parnell
Title: Vice President and Chief Financial Officer
Date:  August 7, 2007